UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

March 15, 2008

TRIP TECH, INC.
(Exact name of registrant as specified in charter)

TEXAS
(State or other Jurisdiction of Incorporation or Organization)

333-142908	12841 Jones Road, Suite 208 Houston, Texas 77070	20-5933927
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(614) 306-2938
(Registrant's telephone
number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

The Company is currently engaged in discussions with Iggys House, Inc., a Delaware corporation, regarding the possibility of a reverse merger involving the two parties. At this stage, no definitive terms have been agreed to, and neither party is currently bound to proceed with the merger.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information
Not applicable.
(c)	Exhibits.
None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

TRIP TECH, INC.

Date: March 18, 2008	By:	/s/ Gene Thompson
Gene Thompson
President, Chief Executive Officer and Chairman of the Board of Directors